Exhibit 10.34

Execution Copy

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of December 10, 2014 (this “Amendment”), by and among J. CREW GROUP, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents, and each lender party hereto (collectively, the “Lenders” and individually, each a “Lender”).

WHEREAS:

A. The Borrower, Chinos Intermediate Holdings B, Inc., the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 7, 2011 (as amended by that certain First Amendment to Credit Agreement, dated as of October 11, 2012, that certain Second Amendment to Credit Agreement, dated as of March 5, 2014, amended hereby, and as may be further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit and make certain other financial accommodations available to the Borrower; and

B. The Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein, and the Lenders have agreed to such amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below:

(a) Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to include, in addition and not in limitation, the following definitions in proper alphabetical order:

(i) “Third Amendment” means the Third Amendment to Credit Agreement, dated and effective as of the Third Amendment Effective Date, by and among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

(ii) “Third Amendment Effective Date” means December 10, 2014.

(b) Amended Definitions. Section 1.1 of the Credit Agreement is hereby further amended as follows:

(i) The definition of “Applicable Margin” is hereby deleted in its entirety and the following is substituted in its stead:

“Applicable Margin” means a percentage per annum equal to (a) from the Third Amendment Effective Date through March 10, 2015, (i) for Eurocurrency Rate Loans and BA Rate Loans, 1.50%, (ii) for Base Rate Loans or Canadian Prime Rate Loans, 0.50% and (iii) for Letter of Credit fees, (A) in the case of standby Letters of Credit, 1.50% and (B) in the case of documentary Letters of Credit, 0.75%, and (b) thereafter, the following percentages per annum, based upon Average Historical Excess Availability as of the most recent Adjustment Date:

Average Historical Excess Availability	Applicable Margin for Eurocurrency Loans, BA Rate Loans and Letter of Credit Fees (Standby Letters of Credit)	Applicable Margin for Base Rate Loans and Canadian Prime Rate Loans	Letter of Credit Fees (Documentary Letters of Credit)
> $175,000,000	1.25%	0.25%	0.625%
< $175,000,000 but > $75,000,000	1.50%	0.50%	0.75%
< $75,000,000	1.75%	0.75%	0.875%

The Applicable Margin shall be adjusted quarterly in accordance with the table above on each Adjustment Date for the period beginning on such Adjustment Date based upon the Average Historical Excess Availability as the Administrative Agent shall determine in good faith within ten (10) Business Days after such Adjustment Date. Any increase or decrease in the Applicable Margin resulting from a change in the Average Historical Excess Availability shall become effective as of the first Business Day immediately following the Adjustment Date.

(ii) The definition of “Loan Documents” is hereby deleted in its entirety and the following is substituted in its stead:

“Loan Documents” means, collectively, (a) this Agreement, (b) the Revolving Credit Notes, (c) any Incremental Amendment and any Extension Amendment, (d) the Guaranty, (e) the Fee Letter and any other fee letter entered into between the Borrower and the Administrative Agent in connection with this Agreement, (f) each Letter of Credit Reimbursement Agreement, (g) the Collateral Documents, (h) the Issuer Documents, (i) the First Amendment, (j) the Second Amendment and (k) the Third Amendment.

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(iii) The definition of “Revolving Credit Commitment” is hereby deleted in its entirety and the following is substituted in its stead:

“Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and acquire interests in other Revolving Credit Outstandings expressed as an amount representing the maximum principal amount of the Loans to be made by such Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to this Agreement and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, (ii) a Revolving Commitment Increase, (iii) a New Revolving Credit Commitment or (iv) an Extension. The initial amount of each Lender’s Revolving Credit Commitment is set forth on Schedule I under the caption “Revolving Credit Commitment,” as amended to reflect each Assignment and Assumption, Incremental Agreement or Extension Amendment, in each case executed by such Lender. As of the Third Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments is $300,000,000.

(iv) The definition of “Scheduled Termination Date” is hereby deleted in its entirety and the following is substituted in its stead:

“Scheduled Termination Date” means the date that is five (5) years after the Third Amendment Effective Date, as may be extended pursuant to Section 12.1(b) or Section 2.17 hereof; provided that if such day is not a Business Day, the Scheduled Termination Date shall be the Business Day immediately preceding such day.

(c) Section 3.4(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its stead:

“Capital Requirements. If any Lender or any Issuer reasonably determines that any Change in Law affecting such Lender or such Issuer or any Lending Office of such Lender or such Lender’s or such Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuer’s capital or on the capital of such Lender’s or such Issuer’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuer, to a level below that which such Lender or such Issuer or such Lender’s or such Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuer’s policies and the policies of such Lender’s or such Issuer’s holding company with respect to capital adequacy), then from time to time upon demand of such Lender or such Issuer setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender or such Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuer or such Lender’s or such Issuer’s holding company for any such reduction suffered.”

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(d) Section 3.7 of the Credit Agreement is hereby amended by deleting the first paragraph thereof in its entirety and substituting the following in its stead:

“If (i) any Lender requests compensation under Section 3.4 or ceases to make Eurocurrency Rate Loans or BA Rate Loans as a result of any condition described in Section 3.2 or Section 3.4, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.1, (iii) any Lender is a Non-Consenting Lender, (iv) any Lender is a Defaulting Lender or (v) any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.2), all of its interests, rights and obligations under this Agreement and the related Loan Documents to one or more Eligible Assignees that shall assume such obligations (any of which assignee may be another Lender, if a Lender accepts such assignment), provided that:”

(e) Section 11.9 of the Credit Agreement is hereby amended by adding the following paragraph immediately after the first paragraph thereof:

“Each Lender, by its execution and delivery of the Third Amendment and its making of its respective Revolving Credit Commitments on the Third Amendment Effective Date, hereby (a) confirms its agreement to the foregoing provisions of this Section 11.9 and (b) pursuant to Section 5.2(c) of the Intercreditor Agreement, agrees to be bound by the terms of the Intercreditor Agreement as an “ABL Secured Party” (as defined in the Intercreditor Agreement).”

(f) Amendments to Schedules. Schedule I to the Credit Agreement shall be amended by deleting such schedule and replacing it with the corresponding schedule set forth on Annex I attached hereto.

3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that:

(a) the representations and warranties set forth in the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on the Third Amendment Effective Date, as if made on and as of the Third Amendment Effective Date and as if each reference therein to “this Agreement” or the “Credit Agreement” or the like includes reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b) after giving effect to this Amendment, no Default or Event of Default exists as of the First Amendment Effective Date.

4. Conditions Precedent. The amendments set forth in this Amendment shall not be effective until each of the following conditions precedent are satisfied in a manner satisfactory to the Administrative Agent:

(a) receipt by the Administrative Agent of a copy of (i) this Amendment, duly authorized and executed by the Borrower and each Lender and (ii) a copy of the Guarantor Consent and Reaffirmation, in substantially the form of Annex 2 attached hereto, duly authorized and executed by Holdings and each Subsidiary Guarantor (the “Guarantor Consent and Reaffirmation”);

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(b) receipt by the Administrative Agent of an amended and restated Revolving Credit Note executed by the Borrower in favor of each Lender that has requested a Note at least two (2) Business Days in advance of the Third Amendment Effective Date;

(c) receipt by the Administrative Agent of all fees required to be paid hereunder, or pursuant to an agreement between the Borrower and the Administrative Agent entered into in connection with this Amendment, on or prior to the Third Amendment Effective Date, and, to the extent invoiced at least one (1) Business Day prior to the Third Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of Choate, Hall & Stewart LLP, counsel to the Administrative Agent and the Collateral Agent) required to be reimbursed or paid by the Loan Parties pursuant to the terms of Section 12.3 of the Credit Agreement;

(d) receipt by the Administrative Agent of a Secretary’s Certificate from each of the Loan Parties certifying (i) the recent passage and continued effectiveness of resolutions, in the case of the Borrower, approving the transactions contemplated by this Amendment and, in the case of the Guarantors, approving the Guarantor Consent and Reaffirmation, and (ii) the incumbency of the officers executing this Amendment and the documents delivered in connection therewith to which such Loan Party is a party, in each case in form and substance reasonably satisfactory to the Administrative Agent; and

(e) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower stating that after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein.

5. Effect on Loan Documents. As amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by the Borrower in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or the other Loan Documents. The Borrower hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed and remain in full force and effect. After giving effect to the Amendment, the Borrower reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents. Each entity that is listed on the signature pages to this Amendment as a “Lender” is hereby deemed a Lender under the Credit Agreement.

6. No Novation; Entire Agreement. This Amendment is not a novation or discharge of the terms and provisions of the obligations of the Borrower under the Credit Agreement and the other Loan Documents. There are no other understandings, express or implied, among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders regarding the subject matter hereof or thereof.

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7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or other electronic transmission also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. Construction. This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

J. CREW GROUP, INC., as the Borrower

By:	/s/ Stuart C. Haselden
Name:	Stuart C. Haselden
Title:	Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Kathleen Dimock
Name:	Kathleen Dimock
Title:	Managing Director

BANK OF AMERICA, N.A.,
as Swing Loan Lender, Issuer and a Lender

By:	/s/ Kathleen Dimock
Name:	Kathleen Dimock
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ian Maccubbin

Name: Ian Maccubbin
Title: Assistant Vice President

[Signature Page to Third Amendment to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brian Gingue
Name:	Brian Gingue
Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

SUNTRUST BANK,
as a Lender

By:	/s/ Angela Leake
Name:	Angela Leake
Title:	Director

[Signature Page to Third Amendment to Credit Agreement]

TD BANK, N.A.,
as a Lender

By:	/s/ Nick Malatestinic
Name:	Nick Malatestinic
Title:	Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher D. Fudge
Name:	Christopher D. Fudge
Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:	/s/ James R. Fayen
Name:	James R. Fayen
Title:	Deputy General Manager

[Signature Page to Third Amendment to Credit Agreement]

Annex I

SCHEDULE I TO

CREDIT AGREEMENT

Revolving Credit Commitments

Lender	Revolving Credit Commitment
Bank of America, N.A.	$70,000,000
Wells Fargo Bank, National Association	$50,000,000
HSBC Bank USA, National Association	$45,000,000
SunTrust Bank	$45,000,000
TD Bank, N.A.	$30,000,000
U.S. Bank National Association	$30,000,000
Goldman Sachs Bank USA	$15,000,000
Mizuho Corporate Bank, LTD.	$15,000,000

Total	$300,000,000

Annex II

GUARANTOR CONSENT AND REAFFIRMATION

December 10, 2014

Reference is made to (i) the Third Amendment to Credit Agreement, dated as of dated as of December 10, 2014, attached as Exhibit A hereto (the “Amendment”), among the Borrower, the Administrative Agent, the Collateral Agent and each Lender party thereto, and (ii) the Credit Agreement dated as of March 7, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, including pursuant to the Amendment, the “Credit Agreement”), among the Borrower, Holdings, the Administrative Agent, the Collateral Agent and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement.

Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Third Amendment Effective Date, be deemed to be a reference to the Credit Agreement in accordance with the terms of the Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed and remain in full force and effect.

After giving effect to the Amendment, each Guarantor reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed in accordance with, the law of the State of New York.

[ The remainder of this page is intentionally left blank ]

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed as of the date first above written.

CHINOS INTERMEDIATE HOLDINGS B, INC.
J. CREW OPERATING CORP.
J. CREW INC.
J. CREW INTERNATIONAL, INC.
GRACE HOLMES, INC.
H. F. D. NO. 55, INC.
MADEWELL INC.
J. CREW VIRGINIA, INC.

By:
Name:
Title:

[Guarantor Consent and Reaffirmation Signature Page]

Exhibit A

Third Amendment to Credit Agreement

See Attached.